Exhibit 32.2
           Broadcast International, Inc. & Subsidiaries
            Certification Of Chief Financial  Officer
    Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To
          Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the quarterly report of Broadcast International, Inc. (the "Company") on Form 10-QSB/A for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof, Randy Turner, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-QSB/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2005

/s/ Randy Turner
--------------------------
Randy Turner
Chief Financial Officer